Note 12. Income Tax Benefit	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Note 12. Income Tax Benefit

NOTE 12. INCOME TAX BENEFIT

The Company accounts for income taxes in accordance with ASC Topic 740 which requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carry forwards.

The components of the income tax (provision) benefit for the years ended December 31, were as follows:

	December 31,
	2016	2015
Current tax benefit:
Federal	$1,142,968	$443,173
State	131,774	37,936

Total	1,274,742	481,109
Deferred tax benefit (expense):
Federal	(73,928)	(88,719)
State	(13,955)	(16,914)

Total	(87,883)	(105,633)

Total Income Tax Benefit Before Valuation Allowance	1,186,859	375,476
Valuation allowance	(1,186,859)	(375,476)

Total Income Tax Benefit	$–	$–

Deferred tax assets:
Net operating loss carryforward	$1,554,785	$367,926
Less valuation allowance	(1,554,785)	(367,926)

	$–	$–

The Company has available at December 31, 2016, tax operating loss carry forwards of approximately $4,500,000, net of the loss of $276,000 of tax operating loss carry forwards due to the change in control of the Company. Such carry forwards may be applied against future taxable income and expire in 2035 and 2036.

The amount and ultimate realization from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws in effect, the Company’s future earnings, and other future events, the effects of which cannot be determined.

At December 31, 2016, the Company had recorded a valuation allowance of $1,554,785 to fully offset the deferred tax asset. The change in the valuation allowance for the year ended December 31, 2016 is $1,186,859.

As of December 31, 2015, deferred tax assets and the valuation allowance were adjusted by $71,122 due to the loss of tax operating loss carry forwards associated with the change in control of the Company.

On December 7, 2016, the Company acquired UC&S. On the date of acquisition, UC&S had a deferred tax liability of $129,000. Such deferred tax liability is part of the purchase accounting (See Note 6.). The deferred tax liability was not relieved by the valuation allowance since UC&S files its own tax return which is separate from that of Boston Omaha.

The reconciliation of the provision (benefit) for income taxes computed at the U.S. federal and state tax rates to the Company’s effective tax rate for the years ended December 31, 2016 and 2015 is as follows:

	December 31,
	2016	2015
Federal provision (benefit) at statutory rates	(34.00)%	(35.00%)
Change in valuation allowance	34.00%	35.00%

	0.00%	0.00%

The Company has no tax positions at December 31, 2016 and 2015 for which the ultimate deductibility is highly uncertain nor is there uncertainty about the timing of such deductibility.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. During the years ended December 31, 2016 and 2015, the Company recognized no interest and penalties. The Company had no accruals for interest and penalties at December 31, 2016 and 2015.

Tax years from 2013 forward are open to examination by the Internal Revenue Service.